ADOPTION AGREEMENT #005
      NONSTANDARDIZED CODE 401(k) PROFIT SHARING PLAN


          The undersigned,  Steel Technologies Inc.
                     ("Employer"),  by  executing  this  Adoption
     Agreement,  elects  to  become  a  participating  Employer in
     the Benefit Actuaries, Inc.                     Defined
     Contribution Prototype Plan (basic plan document # 01 ) by adopting the accompanying Plan and Trust in full as if the Employer were a signatory to that Agreement. The Employer makes the following elections granted under the provisions of the Prototype Plan.

                         ARTICLE I
                        DEFINITIONS

          1.02 TRUSTEE. The Trustee executing this Adoption Agreement is: (Choose (a) or (b))
     [   ]     (a)  A discretionary Trustee. See Section 10.03[A] of
     the Plan.
     [X ] (b)  A nondiscretionary Trustee. See Section 10.03[B]
               of the Plan. [Note: The Employer may not elect Option
               (b) if a Custodian executes the Adoption Agreement.]

          1.03 PLAN. The name of the Plan as adopted by the Employer is Steel Technologies Inc. Retirement Savings Plan

                                .


          1.07 EMPLOYEE. The following Employees are not eligible
     to participate in the Plan: (Choose (a) or at least one of (b)
     through (g))
     [   ]     (a)  No exclusions.
     [X ] (b)  Collective bargaining employees (as defined in
               Section 1.07 of the Plan). [Note: If the Employer
               excludes union employees from the Plan, the Employer
               must be able to provide evidence that retirement
               benefits were the subject of good faith bargaining.]
     [   ]     (c)  Nonresident aliens who do not receive any earned
                    income (as defined in Code 911(d)(2)) from the Employer
                    which constitutes United States source income (as
                    defined in Code 861(a)(3)).
     [   ]     (d)  Commission Salesmen.
     [   ]     (e)  Any Employee compensated on a salaried basis.
     [   ]     (f)  Any Employee compensated on an hourly basis.
     [   ]     (g)  (Specify)



                                       .
     Leased Employees. Any Leased Employee treated as an Employee under Section 1.31 of the Plan, is: (Choose (h) or (i))
     [X ] (h)  Not eligible to participate in the Plan.
     [   ]     (i)  Eligible to participate in the Plan, unless
                    excluded by reason of an exclusion classification
                    elected under this Adoption Agreement Section 1.07.
     Related Employers. If any member of the Employer's related group (as defined in Section 1.30 of the Plan) executes a Participation Agreement to this Adoption Agreement, such member's Employees are eligible to participate in this Plan, unless excluded by reason of an exclusion classification
     elected under this Adoption Agreement Section 1.07. In
     addition: (Choose (j) or (k))
     [   ]     (j)  No other related group member's Employees are
                    eligible to participate in the Plan.
     [   ]     (k)  The following nonparticipating related group
                    member's Employees are eligible to participate in the Plan unless excluded by reason of an exclusion classification elected under this Adoption Agreement
                    Section 1.07:


                                                                  .


          1.12 COMPENSATION.

     Treatment of elective contributions. (Choose (a) or (b)) [X ] (a) "Compensation" includes elective contributions made by the Employer on the Employee's behalf.
     [   ]     (b)  "Compensation" does not include elective
                    contributions.

     Modifications to Compensation definition. (Choose (c) or at least one of (d) through (j))
     [X ] (c) No modifications other than as elected under Options (a) or (b).

     [   ]     (d)  The Plan excludes Compensation in excess of $
                                                    .

     [   ]     (e)  In lieu of the definition in Section 1.12 of the
                    Plan, Compensation means any earnings reportable as W-2 wages for Federal income tax withholding purposes, subject to any other election under this Adoption
                    Agreement Section 1.12.

     [   ]     (f)  The Plan excludes bonuses.
     [   ]     (g)  The Plan excludes overtime.
     [   ]     (h)  The Plan excludes Commissions.
     [   ]     (i)  Compensation will not include Compensation from a
                    related employer (as defined in Section 1.30 of the
                    Plan) that has not executed a Participation Agreement in
                    this Plan unless, pursuant to Adoption Agreement Section
                    1.07, the Employees of that related employer are
                    eligible to participate in this Plan.
     [   ]     (j)  (Specify)



                                  .
     If, for any Plan Year, the Plan uses permitted disparity in the contribution or allocation formula elected under Article
     III, any election of Options (f), (g), (h) or (j) is ineffective for such Plan Year with respect to any Nonhighly
     Compensated Employee.

     Special definition for matching contributions. "Compensation" for purposes of any matching contribution formula under
     Article III means: (Choose (k) or (l) only if applicable)
     [X ] (k)  Compensation as defined in this Adoption Agreement
               Section 1.12.
     [   ]     (l)  (Specify)



                                   .

     Special definition for salary reduction contributions. An
     Employee's salary reduction agreement applies to his
     Compensation determined prior to the reduction authorized by that salary reduction agreement, with the following
     exceptions: (Choose (m) or at least one of (n) or (o), if
     applicable)
     [X ] (m)  No exceptions.
     [   ]     (n)  If the Employee makes elective contributions to
                    another plan maintained by the Employer, the Advisory
                    Committee will determine the amount of the Employee's
                    salary reduction contribution for the withholding
                    period: (Choose (1) or (2))
               [   ]     (1)  After the reduction for such period
                              of elective contributions to the other
                              plan(s).
               [   ]     (2)  Prior to the reduction for such
                              period of elective contributions to the
                              other plan(s).
     [   ]     (o)  (Specify)



                           .

          1.17 PLAN YEAR/LIMITATION YEAR.

     Plan Year. Plan Year means: (Choose (a) or (b))
     [X ] (a)  The 12 consecutive month period ending every
     September 30                           .

     [   ]     (b)  (Specify)



                                           .

     Limitation Year. The Limitation Year is: (Choose (c) or (d))
     [X ] (c)  The Plan Year.

     [   ]     (d)  The 12 consecutive month period ending every
                                           .

          1.18 EFFECTIVE DATE.

     New Plan. The "Effective Date" of the Plan is
                                .

     Restated Plan. The restated Effective Date is  August 1, 1993
                                             .
     This Plan is a substitution and amendment of an existing retirement plan(s) originally established
     August 1, 1993
                                                           . [Note:
     See the Effective Date Addendum.]

          1.27 HOUR OF SERVICE. The crediting method for Hours of Service is: (Choose (a) or (b))
     [X ] (a)  The actual method.
     [   ]     (b)  The ___________________________________________
                    equivalency method, except:
               [   ]     (1)  No exceptions.
               [   ]     (2)  The actual method applies for purposes
     of: (Choose at least one)
                    [   ]     (i)  Participation under Article II.
                    [   ]     (ii) Vesting under Article V.
                    [   ]     (iii)     Accrual of benefits under
                                   Section 3.06.
     [Note: On the blank line, insert "daily," "weekly," "semi-monthly payroll periods" or "monthly."]

          1.29 SERVICE FOR PREDECESSOR EMPLOYER. In addition to the predecessor service the Plan must credit by reason of
     Section 1.29 of the Plan, the Plan credits Service with the
     following predecessor employer(s):   MiTech Steel Inc.


         . Service with the designated predecessor employer(s) applies: (Choose at least one of (a) or (b); (c) is available only in addition to (a) or (b))
     [X ] (a)  For purposes of participation under Article II.
     [X ] (b)  For purposes of vesting under Article V.
     [   ]     (c)  Except the following Service:
                                                 .
     [Note: If the Plan does not credit any predecessor service under this provision, insert "N/A" in the first blank line. The Employer may attach a schedule to this Adoption Agreement, in the same format as this Section 1.29, designating additional predecessor employers and the applicable service crediting elections.]

     N/A  1.31 LEASED EMPLOYEES. If a Leased Employee is a
     Participant in the Plan and also participates in a plan
     maintained by the leasing organization: (Choose (a) or (b))
     [   ]     (a)  The Advisory Committee will determine the Leased
                    Employee's allocation of Employer contributions under
                    Article III without taking into account the Leased
                    Employee's allocation, if any, under the leasing
                    organization's plan.
     [   ]     (b)  The Advisory Committee will reduce a Leased
                    Employee's allocation of Employer nonelective contributions (other than designated qualified nonelective contributions) under this Plan by the Leased
                    Employee's allocation under the leasing organization's plan, but only to the extent that allocation is attributable to the Leased Employee's service provided to the Employer. The leasing organization's plan:

               [   ]     (1)  Must be a money purchase plan which
                              would satisfy the definition under Section
                              1.31 of a safe harbor plan, irrespective of whether the safe harbor exception applies.

               [   ]     (2)  Must satisfy the features and, if a
                              defined benefit plan, the method of
                              reduction described in an addendum to this Adoption Agreement, numbered 1.31.


                         ARTICLE II
                   EMPLOYEE PARTICIPANTS
          2.01 ELIGIBILITY.
     Eligibility conditions. To become a Participant in the Plan, an Employee must satisfy the following eligibility conditions:
     (Choose (a) or (b) or both; (c) is optional as an additional election)
     [   ]     (a)  Attainment of age                         (specify
                    age, not exceeding 21).
     [X ] (b)  Service requirement. (Choose one of (1) through
               (3))
               [X ] (1)  One Year of Service.
               [   ]     (2)                            months (not
                              exceeding 12) following the Employee's
                              Employment Commencement Date.
               [   ]     (3)  One Hour of Service.

     [   ]     (c)  Special requirements for non-401(k) portion of
                    plan. (Make elections under (1) and under (2))
                    (1)  The requirements of this Option (c)
                         apply to participation in: (Choose at least
                         one of (i) through (iii))
                    [   ]     (i)  The allocation of Employer
                                   nonelective contributions and
                                   Participant forfeitures.
                    [   ]     (ii) The allocation of Employer
                                   matching contributions (including
                                   forfeitures allocated as matching
                                   contributions).
                    [   ]     (iii)     The allocation of Employer
                                   qualified nonelective contributions.

                    (2)  For participation in the allocations
                         described in (1), the eligibility
                         conditions are: (Choose at least one of (i)
                         through (iv))
                    [   ]     (i)                (one or two)
                                   Year(s) of Service, without an
                                   intervening Break in Service (as
                                   described in Section 2.03(A) of the
                                   Plan) if the requirement is two Years
                                   of Service.
                    [   ]     (ii)                months (not
                                   exceeding 24) following the
                                   Employee's Employment Commencement
                                   Date.
                    [   ]     (iii)     One Hour of Service.
                    [   ]     (iv) Attainment of age
                                          (Specify age, not exceeding
                                   21).
     Plan Entry Date. "Plan Entry Date" means the Effective Date and: (Choose (d), (e) or (f))
     [   ]     (d)  Semi-annual Entry Dates. The first day of the Plan
                    Year and the first day of the seventh month of the Plan
                    Year.
     [   ]     (e)  The first day of the Plan Year.
     [X ] (f)  (Specify entry dates)  August 1, 1993 and each
               January 1, April 1, July 1 and October 1 thereafter

                                                      .

     Time of Participation. An Employee will become a Participant (and, if applicable, will participate in the allocations described in Option (c)(1)), unless excluded under Adoption Agreement Section 1.07, on the Plan Entry Date (if employed on that date): (Choose (g), (h) or (i))
     [X ] (g)  immediately following
     [   ]     (h)  immediately preceding
     [   ]     (i)  nearest
     the date the Employee completes the eligibility conditions described in Options (a) and (b) (or in Option (c)(2) if applicable) of this Adoption Agreement Section 2.01. [Note:
     The Employer must coordinate the selection of (g), (h) or (i) with the "Plan Entry Date" selection in (d), (e) or (f). Unless otherwise excluded under Section 1.07, the Employee must become a Participant by the earlier of: (1) the first day of the Plan Year beginning after the date the Employee completes the age and service requirements of Code 410(a); or
     (2) 6 months after the date the Employee completes those requirements.]

     N/A  Dual eligibility. The eligibility conditions of this
     Section 2.01 apply to: (Choose (j) or (k))
     [   ]     (j)  All Employees of the Employer, except: (Choose (1)
                    or (2))
               [   ]     (1)  No exceptions.
               [   ]     (2)  Employees who are Participants in the
                              Plan as of the Effective Date.
     [   ]     (k)  Solely to an Employee employed by the Employer
                    after                             . If the Employee was
                    employed by the Employer on or before the specified
                    date, the Employee will become a Participant: (Choose
                    (1), (2) or (3))
               [   ]     (1)  On the latest of the Effective Date,
                              his Employment Commencement Date or the
                              date he attains age
                              (not to exceed 21).
               [   ]     (2)  Under the eligibility conditions in
                              effect under the Plan prior to the restated
                              Effective Date. If the restated Plan
                              required more than one Year of Service to
                              participate, the eligibility condition
                              under this Option (2) for participation in
                              the Code 401(k) arrangement under this
                              Plan is one Year of Service for Plan Years
                              beginning after December 31, 1988. [For
                              restated plans only]
               [   ]     (3)  (Specify)



                                    .

          2.02 YEAR OF SERVICE - PARTICIPATION.
     Hours of Service. An Employee must complete: (Choose (a) or
     (b))
     [X ] (a)  1,000 Hours of Service
     [   ]     (b)                                  Hours of Service
     during an eligibility computation period to receive credit for a Year of Service. [Note: The Hours of Service requirement may not exceed 1,000.]

     Eligibility computation period. After the initial eligibility computation period described in Section 2.02 of the Plan, the Plan measures the eligibility computation period as: (Choose
     (c) or (d))
     [   ]     (c)  The 12 consecutive month period beginning with
                    each anniversary of an Employee's Employment
                    Commencement Date.
     [X ] (d)  The Plan Year, beginning with the Plan Year which includes the first anniversary of the Employee's
               Employment Commencement Date.

          2.03 BREAK IN SERVICE - PARTICIPATION. The Break in
     Service rule described in Section 2.03(B) of the Plan: (Choose
     (a) or (b))
     [X ] (a)  Does not apply to the Employer's Plan.

     [   ]     (b)  Applies to the Employer's Plan.

          2.06 ELECTION NOT TO PARTICIPATE. The Plan: (Choose (a) or (b))
     [X ] (a) Does not permit an eligible Employee or a Participant to elect not to participate.

     [   ]     (b)  Does permit an eligible Employee or a Participant
                    to elect not to participate in accordance with Section
                    2.06 and with the following rules: (Complete (1), (2), (3) and (4))
               (1)  An election is effective for a Plan Year if
                    filed no later than

                                                    .
               (2)  An election not to participate must be
                    effective for at least                    Plan
                    Year(s).
               (3) Following a re-election to participate, the Employee or Participant:
               [   ]     (i)  May not again elect not to
                              participate for any subsequent Plan Year.
               [   ]     (ii) May again elect not to participate,
                              but not earlier than the
                                               Plan Year following the
                              Plan Year in which the re-election first was effective.
               (4)  (Specify)



                                               [Insert "N/A" if no
                    other rules apply].

                        ARTICLE III
          EMPLOYER CONTRIBUTIONS AND FORFEITURES

          3.01 AMOUNT.

     Part I. [Options (a) through (g)] Amount of Employer's
     contribution. The Employer's annual contribution to the Trust will equal the total amount of deferral contributions,
     matching contributions, qualified nonelective contributions and nonelective contributions, as determined under this
     Section 3.01. (Choose any combination of (a), (b), (c) and
     (d), or choose (e))
     [X ] (a)  Deferral contributions (Code 401(k) arrangement).
               (Choose (1) or (2) or both)
               [X ] (1)  Salary reduction arrangement. The
                         Employer must contribute the amount by
                         which the Participants have reduced their
                         Compensation for the Plan Year, pursuant to
                         their salary reduction agreements on file
                         with the Advisory Committee. A reference in
                         the Plan to salary reduction contributions
                         is a reference to these amounts.
               [   ]     (2)  Cash or deferred arrangement. The
                              Employer will contribute on behalf of each Participant the portion of the
                              Participant's proportionate share of the cash or deferred contribution which he has not elected to receive in cash. See Section
                              14.02 of the Plan. The Employer's cash or deferred contribution is the amount the Employer may from time to time deem advisable which the Employer designates as a cash or deferred contribution prior to making that contribution to the Trust.

     [X ] (b) Matching contributions. The Employer will make matching contributions in accordance with the formula(s) elected in Part II of this Adoption Agreement Section 3.01.

     [X ] (c)  Designated qualified nonelective contributions.
               The Employer, in its sole discretion, may contribute an amount which it designates as a qualified nonelective contribution.
     [X ] (d) Nonelective contributions. (Choose any combination of (1) through (4))

               [X ] (1)  Discretionary contribution. The
                         amount (or additional amount) the Employer
                         may from time to time deem advisable.
               [   ]     (2)  The amount (or additional amount) the
                              Employer may from time to time deem
                              advisable, separately determined for each of the following classifications of
                              Participants: (Choose (i) or (ii))

                    [   ]     (i)  Nonhighly Compensated Employees
                                   and Highly Compensated Employees.
                    [   ]     (ii) (Specify classifications)



                                      .
                    Under this Option (2), the Advisory
                         Committee will allocate the amount
                         contributed for each Participant
                         classification in accordance with Part II
                         of Adoption Agreement Section 3.04, as if
                         the Participants in that classification
                         were the only Participants in the Plan.
               [   ]     (3)                       % of the
                              Compensation of all Participants under the
                              Plan, determined for the Employer's taxable
                              year for which it makes the contribution.
                              [Note: The percentage selected may not
                              exceed 15%.]
               [   ]     (4)                         % of Net
                              Profits but not more than $
                              .
     [   ]     (e)  Frozen Plan. This Plan is a frozen Plan effective

                                                                         .
                    The Employer will not contribute to the Plan with
                    respect to any period following the stated date.
     Net Profits. The Employer: (Choose (f) or (g))
     [X ] (f)  Need not have Net Profits to make its annual
               contribution under this Plan.
     [   ]     (g)  Must have current or accumulated Net Profits
                    exceeding $                      to make the following
                    contributions: (Choose at least one)
               [   ]     (1)  Cash or deferred contributions
                              described in Option (a)(2).
               [   ]     (2)  Matching contributions described in
                              Option (b), except:

                                                                  .
               [   ]     (3)  Qualified nonelective contributions
                              described in Option (c).
               [   ]     (4)  Nonelective contributions described
                              in Option (d).
     The term "Net Profits" means the Employer's net income or profits for any taxable year determined by the Employer upon the basis of its books of account in accordance with generally accepted accounting practices consistently applied without any deductions for Federal and state taxes upon income or for contributions made by the Employer under this Plan or under any other employee benefit plan the Employer maintains. The term "Net Profits" specifically excludes

                                      . [Note: Enter "N/A" if no
     exclusions apply.]
     If the Employer requires Net Profits for matching contributions and the Employer does not have sufficient Net Profits under Option (g), it will reduce the matching contribution under a fixed formula on a prorata basis for all Participants. A Participant's share of the reduced contribution will bear the same ratio as the matching contribution the Participant would have received if Net Profits were sufficient bears to the total matching contribution all Participants would have received if Net Profits were sufficient. If more than one member of a related group (as defined in Section 1.30) execute this Adoption Agreement, each participating member will determine Net Profits separately but will not apply this reduction unless, after combining the separately determined Net Profits, the aggregate Net Profits are insufficient to satisfy the matching contribution liability. "Net Profits" includes both current and accumulated Net Profits.
     Part II. [Options (h) through (j)] Matching contribution formula. [Note: If the Employer elected Option (b), complete Options (h), (i) and (j).]

     [X ] (h)  Amount of matching contributions. For each Plan
               Year, the Employer's matching contribution is: (Choose
               any combination of (1), (2), (3), (4) and (5))
          [   ]     (1)  An amount equal to                    % of
                         each Participant's eligible contributions for the
                         Plan Year.
          [   ]     (2)  An amount equal to                    % of
                         each Participant's first tier of eligible contributions for the Plan Year, plus the following matching percentage(s) for the following subsequent tiers of eligible contributions for the Plan Year:



                                                                 .
          [X ] (3)  Discretionary formula.
               [   ]     (i)  An amount (or additional amount)
                              equal to a matching percentage the Employer
                              from time to time may deem advisable of the
                              Participant's eligible contributions for
                              the Plan Year.
               [X ] (ii) An amount (or additional amount)
                         equal to a matching percentage the Employer
                         from time to time may deem advisable of
                         each tier of the Participant's eligible
                         contributions for the Plan Year.
          [   ]     (4)  An amount equal to the following percentage
                         of each Participant's eligible contributions for the Plan Year, based on the Participant's Years of Service:

               Number of Years of Service
               Matching Percentage



             The Advisory Committee will apply this formula by
                  determining Years of Service as follows:


                                                              .

        [   ]     (5)  A Participant's matching contributions may
                       not: (Choose (i) or (ii))
                  [   ]     (i)  Exceed




                                                                     .
                  [   ]     (ii) Be less than




                                                                     .
     Related Employers. If two or more related employers (as
     defined in Section 1.30) contribute to this Plan, the related employers may elect different matching contribution formulas by attaching to the Adoption Agreement a separately completed copy of this Part II. Note: Separate matching contribution formulas create separate current benefit structures that must satisfy the minimum participation test of Code 401(a)(26).]
     [X ]    (i)  Definition of eligible contributions. Subject to
                  the requirements of Option (j), the term "eligible
                  contributions" means: (Choose any combination of (1)
                  through (3))
        [X ] (1)  Salary reduction contributions.
        [   ]     (2)  Cash or deferred contributions (including
                       any part of the Participant's proportionate share
                       of the cash or deferred contribution which the
                       Employer defers without the Participant's
                       election).
        [   ]     (3)  Participant mandatory contributions, as
                       designated in Adoption Agreement Section 4.01.
                       See Section 14.04 of the Plan.
     [X ]    (j)  Amount of eligible contributions taken into
                  account. When determining a Participant's eligible
                  contributions taken into account under the matching
                  contributions formula(s), the following rules apply:
                  (Choose any combination of (1) through (4))
        [   ]     (1)  The Advisory Committee will take into
                       account all eligible contributions credited for
                       the Plan Year.
        [   ]     (2)  The Advisory Committee will disregard
                       eligible contributions exceeding



                            .

        [X ] (3) The Advisory Committee will treat as the first tier of eligible contributions, an amount not exceeding: 3% of compensation paid during the applicable Allocation Period

                   .
             The subsequent tiers of eligible contributions
                  are: the next 3% of compensation paid during the applicable Allocation Period

                                                       .
        [   ]     (4)  (Specify)





                                                      .
     Part III. [Options (k) and (l)]. Special rules for Code
     401(k) Arrangement. (Choose (k) or (l), or both, as
     applicable)
     [X ]    (k)  Salary Reduction Agreements. The following rules
                  and restrictions apply to an Employee's salary reduction
                  agreement: (Make a selection under (1), (2), (3) and
                  (4))
             (1)  Limitation on amount. The Employee's salary
                  reduction contributions: (Choose (i) or at least
                  one of (ii) or (iii))
                  [   ]     (i)  No maximum limitation other
                                 than as provided in the Plan.
                  [X ] (ii) May not exceed    15   % of
                            Compensation for the Plan Year,
                            subject to the annual additions
                            limitation described in Part 2 of
                            Article III and the 402(g) limitation
                            described in Section 14.07 of the
                            Plan.
                  [   ]     (iii)     Based on percentages of
                                 Compensation must equal at least


                                            .

             (2)  An Employee may revoke, on a prospective
                  basis, a salary reduction agreement: (Choose (i),
                  (ii), (iii) or (iv))
                  [   ]     (i)  Once during any Plan Year but
                                 not later than
                                 of the Plan Year.
                  [X ] (ii) As of any Plan Entry Date.
                  [   ]     (iii)     As of the first day of any
                                 month.
                  [   ]     (iv) (Specify, but must be at least
                                 once per Plan Year)


                                       .
             (3)  An Employee who revokes his salary
                  reduction agreement may file a new salary
                  reduction agreement with an effective date:
                  (Choose (i), (ii), (iii) or (iv))
                  [   ]     (i)  No earlier than the first day
                  of the next Plan Year.
                  [X ] (ii) As of any subsequent Plan Entry
                       Date.
                  [   ]     (iii)     As of the first day of any
                                 month subsequent to the month in
                                 which he revoked an Agreement.
                  [   ]     (iv) (Specify, but must be at least
                                 once per Plan Year following the Plan
                                 Year of revocation)



                                           .
             (4)  A Participant may increase or may decrease,
                  on a prospective basis, his salary reduction
                  percentage or dollar amount: (Choose (i), (ii),
                  (iii) or (iv))
                  [   ]     (i)  As of the beginning of each
                                 payroll period.
                  [   ]     (ii) As of the first day of each
                                 month.
                  [X ] (iii)     As of any Plan Entry Date.
                  [   ]     (iv) (Specify, but must permit an
                                 increase or a decrease at least once
                                 per Plan Year)



                                             .
     N/A     [   ]     (l)  Cash or deferred contributions. For each
                            Plan Year for which the Employer makes a
                            designated cash or deferred contribution, a
                            Participant may elect to receive directly in cash
                            not more than the following portion (or, if less,
                            the 402(g) limitation described in Section 14.07
                            of the Plan) of his proportionate share of that
                            cash or deferred contribution: (Choose (1) or
                            (2))
             [   ]     (1)  All or any portion.
             [   ]     (2)
                                        %.

        3.04 CONTRIBUTION ALLOCATION. The Advisory Committee
     will allocate deferral contributions, matching contributions, qualified nonelective contributions and nonelective contributions in accordance with Section 14.06 and the
     elections under this Adoption Agreement Section 3.04.
     Part I. [Options (a) through (d)]. Special Accounting
     Elections. (Choose whichever elections are applicable to the
     Employer's Plan)
     [X ]    (a)  Matching Contributions Account. The Advisory
                  Committee will allocate matching contributions to a
                  Participant's: (Choose (1) or (2); (3) is available only
                  in addition to (1))
             [X ] (1)  Regular Matching Contributions
                       Account.
             [   ]     (2)  Qualified Matching Contributions
                            Account.
             [   ]     (3)  Except, matching contributions under
                            Option(s) ___________________ of Adoption
                            Agreement Section 3.01 are allocable to the Qualified Matching Contributions Account.

     [X ]    (b)  Special Allocation Dates for Salary Reduction
                  Contributions. The Advisory Committee will allocate
                  salary reduction contributions as of the Accounting Date
                  and as of the following additional allocation dates:
                  after the end of each pay period
                                            .
     [X ]    (c)  Special Allocation Dates for Matching
                  Contributions. The Advisory Committee will allocate
                  matching contributions as of the Accounting Date and as
                  of the following additional allocation dates:  the last
                  day of each month
                                                 .
     [X ]    (d)  Designated Qualified Nonelective Contributions -
                  Definition of Participant. For purposes of allocating
                  the designated qualified nonelective contribution,
                  "Participant" means: (Choose (1), (2) or (3))
             [   ]     (1)  All Participants.
             [X ] (2)  Participants who are Nonhighly
                       Compensated Employees for the Plan Year.
             [   ]     (3)  (Specify)
                                                                   .

     Part II. Method of Allocation - Nonelective Contribution.
     Subject to any restoration allocation required under Section
     5.04, the Advisory Committee will allocate and credit each annual nonelective contribution (and Participant forfeitures treated as nonelective contributions) to the Employer
     Contributions Account of each Participant who satisfies the conditions of Section 3.06, in accordance with the allocation method selected under this Section 3.04. If the Employer
     elects Option (e)(2), Option (g)(2) or Option (h), for the first 3% of Compensation allocated to all Participants, "Compensation" does not include any exclusions elected under
     Adoption Agreement Section 1.12 (other than the exclusion of elective contributions), and the Advisory Committee must take into account the Participant's Compensation for the entire
     Plan Year. (Choose an allocation method under (e), (f), (g) or
     (h); (i) is mandatory if the Employer elects (f), (g) or (h);
     (j) is optional in addition to any other election.)
     [X ]    (e)  Nonintegrated Allocation Formula. (Choose (1) or
                  (2))
             [X ] (1)  The Advisory Committee will allocate
                       the annual nonelective contributions in the
                       same ratio that each Participant's
                       Compensation for the Plan Year bears to the
                       total Compensation of all Participants for
                       the Plan Year.
             [   ]     (2)  The Advisory Committee will allocate
                            the annual nonelective contributions in the
                            same ratio that each Participant's
                            Compensation for the Plan Year bears to the
                            total Compensation of all Participants for
                            the Plan Year. For purposes of this Option
                            (2), "Participant" means, in addition to a
                            Participant who satisfies the requirements
                            of Section 3.06 for the Plan Year, any
                            other Participant entitled to a top heavy
                            minimum allocation under Section 3.04(B),
                            but such Participant's allocation will not
                            exceed 3% of his Compensation for the Plan
                            Year.
     [   ]   (f)  Two-Tiered Integrated Allocation Formula - Maximum
                  Disparity. First, the Advisory Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation plus
                  Excess Compensation for the Plan Year bears to the total
                  Compensation plus Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's
                  Compensation plus Excess Compensation, must not exceed the applicable percentage (5.7%, 5.4% or 4.3%) listed under the Maximum Disparity Table following Option (i).
        The Advisory Committee then will allocate any remaining
             nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan
             Year.

     [   ]   (g)  Three-Tiered Integrated Allocation Formula. First,
                  the Advisory Committee will allocate the annual Employer
                  nonelective contributions in the same ratio that each
                  Participant's Compensation for the Plan Year bears to
                  the total Compensation of all Participants for the Plan
                  Year. The allocation under this paragraph, as a
                  percentage of each Participant's Compensation may not
                  exceed the applicable percentage (5.7%, 5.4% or 4.3%)
                  listed under the Maximum Disparity Table following
                  Option (i). Solely for purposes of the allocation in
                  this first paragraph, "Participant" means, in addition
                  to a Participant who satisfies the requirements of
                  Section 3.06 for the Plan Year: (Choose (1) or (2))
             [   ]     (1)  No other Participant.
             [   ]     (2)  Any other Participant entitled to a
                            top heavy minimum allocation under Section
                            3.04(B), but such Participant's allocation under this Option (g) will not exceed 3% of his Compensation for the Plan Year.
        As a second tier allocation, the Advisory Committee will
             allocate the nonelective contributions in the same ratio that each Participant's Excess Compensation for the Plan
             Year bears to the total Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's
             Excess Compensation, may not exceed the allocation percentage in the first paragraph.

        Finally, the Advisory Committee will allocate any remaining nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

     [   ]   (h)  Four-Tiered Integrated Allocation Formula. First,
                  the Advisory Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan
                  Year, but not exceeding 3% of each Participant's
                  Compensation. Solely for purposes of this first tier allocation, a "Participant" means, in addition to any Participant who satisfies the requirements of Section
                  3.06 for the Plan Year, any other Participant entitled to a top heavy minimum allocation under Section 3.04(B) of the Plan.

        As a second tier allocation, the Advisory Committee will allocate the nonelective contributions in the same ratio that each Participant's Excess Compensation for the Plan Year bears to the total Excess Compensation of all Participants for the Plan Year, but not exceeding 3% of each Participant's Excess Compensation.

        As a third tier allocation, the Advisory Committee will allocate the annual Employer contributions in the same ratio that each Participant's Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Compensation plus Excess Compensation, must not exceed the applicable percentage (2.7%, 2.4% or 1.3%) listed under the Maximum Disparity Table following Option (i).

        The Advisory Committee then will allocate any remaining nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

     [   ]   (i)  Excess Compensation. For purposes of Option (f),
                  (g) or (h), "Excess Compensation" means Compensation in
                  excess of the following Integration Level: (Choose (1)
                  or (2))
             [   ]     (1)                % (not exceeding 100%)
                            of the taxable wage base, as determined
                            under Section 230 of the Social Security
                            Act, in effect on the first day of the Plan
                            Year: (Choose any combination of (i) and
                            (ii) or choose (iii))
                  [   ]     (i)  Rounded to


                                        (but not exceeding the
                                      taxable wage base).


                  [   ]     (ii) But not greater than $
                                                        .
                  [   ]     (iii)     Without any further adjustment
                                 or limitation.
             [   ]     (2)  $
                                    [Note: Not exceeding the taxable
                            wage base for the Plan Year in which this Adoption Agreement first is effective.]

     Maximum Disparity Table. For purposes of Options (f), (g) and
     (h), the applicable percentage is:

       Integration Level (as                 Applicable Percentages
     for    Applicable Percentages
     percentage of taxable wage base)         Option (f) or Option
     (g)        for Option (h)

     100%                                              5.7%
     2.7%

     More than 80% but less than 100%                  5.4%               2.4%

     More than 20% (but not less than $10,001)
     and not more than 80%                             4.3%
                                                           1.3%

     20% (or $10,000, if greater) or less                  5.7%
     2.7%

     [   ]  (j) Allocation offset. The Advisory Committee will
                 reduce a Participant's allocation otherwise made under
                 Part II of this Section 3.04 by the Participant's allocation under the following qualified plan(s) maintained by the Employer:



                                             .

        The Advisory Committee will determine this allocation
             reduction: (Choose (1) or (2))
        [   ]   (1)   By treating the term "nonelective
                     contribution" as including all amounts paid or accrued by the Employer during the Plan Year to the qualified plan(s) referenced under this Option (j). If a Participant under this Plan also participates in that other plan, the Advisory Committee will treat the amount the Employer contributes for or during a Plan Year on behalf of a particular Participant under such other plan as an amount allocated under this Plan to that Participant's Account for that Plan Year. The Advisory Committee will make the computation of allocation required under the immediately preceding sentence before making any allocation of nonelective contributions under this Section 3.04.

        [   ]   (2)   In accordance with the formula provided
                     in an addendum to this Adoption Agreement, numbered 3.04(j).


     Top Heavy Minimum Allocation - Method of Compliance. If a Participant's allocation under this Section 3.04 is less than the top heavy minimum allocation to which he is entitled under
     Section 3.04(B): (Choose (k) or (l))
     [X ] (k)   The Employer will make any necessary additional
               contribution to the Participant's Account, as described in Section 3.04(B)(7)(a) of the Plan.
     [   ]  (l) The Employer will satisfy the top heavy minimum
                 allocation under the following plan(s) it maintains:


                                                       . However, the
                 Employer will make any necessary additional contribution to satisfy the top heavy minimum allocation for an Employee covered only under this Plan and not under the other plan(s) designated in this Option (l). See Section 3.04(B)(7)(b) of the Plan.
     If the Employer maintains another plan, the Employer may provide in an addendum to this Adoption Agreement, numbered
     Section 3.04, any modifications to the Plan necessary to satisfy the top heavy requirements under Code 416.

     Related employers. If two or more related employers (as
     defined in Section 1.30) contribute to this Plan, the Advisory Committee must allocate all Employer nonelective contributions (and forfeitures treated as nonelective contributions) to each Participant in the Plan, in accordance with the elections in this Adoption Agreement Section 3.04: (Choose (m) or (n))
     [X ] (m)   Without regard to which contributing related
               group member employs the Participant.
     [   ]  (n) Only to the Participants directly employed by
                 the contributing Employer. If a Participant receives Compensation from more than one contributing Employer, the Advisory Committee will determine the allocations under this Adoption Agreement Section 3.04 by prorating among the participating Employers the Participant's Compensation and, if applicable, the Participant's Integration Level under Option (i).

       3.05 FORFEITURE ALLOCATION. Subject to any restoration allocation required under Sections 5.04 or 9.14, the Advisory Committee will allocate a Participant forfeiture in accordance with Section 3.04: (Choose (a) or (b); (c) and (d) are optional in addition to (a) or (b))
     [   ]  (a) As an Employer nonelective contribution for the
                 Plan Year in which the forfeiture occurs, as if the
                 Participant forfeiture were an additional nonelective
                 contribution for that Plan Year.
     [X ] (b)   To reduce the Employer matching contributions
               and nonelective contributions for the Plan Year:
               (Choose (1) or (2))
        [X ] (1) in which the forfeiture occurs.
        [   ]   (2)   immediately following the Plan Year in
                     which the forfeiture occurs.
     [   ]  (c) To the extent attributable to matching
                 contributions: (Choose (1), (2) or (3))
        [   ]   (1)   In the manner elected under Options (a)
                     or (b).
        [   ]   (2)   First to reduce Employer matching
                     contributions for the Plan Year: (Choose (i) or
                     (ii))
             [   ]    (i) in which the forfeiture occurs,
             [   ]    (ii)  immediately following the Plan Year
                           in which the forfeiture occurs,
             then as elected in Options (a) or (b).
        [   ]   (3)   As a discretionary matching contribution
                     for the Plan Year in which the forfeiture
                     occurs, in lieu of the manner elected under
                     Options (a) or (b).
     [   ]  (d) First to reduce the Plan's ordinary and
                 necessary administrative expenses for the Plan Year
                 and then will allocate any remaining forfeitures in
                 the manner described in Options (a), (b) or (c),
                 whichever applies. If the Employer elects Option (c),
                 the forfeitures used to reduce Plan expenses: (Choose
                 (1) or (2))
        [   ]   (1)   relate proportionately to forfeitures
                     described in Option (c) and to forfeitures
                     described in Options (a) or (b).
        [   ]   (2)   relate first to forfeitures described in
                     Option _________.
     Allocation of forfeited excess aggregate contributions. The Advisory Committee will allocate any forfeited excess aggregate contributions (as described in Section 14.09):
     (Choose (e), (f) or (g))
     [X ] (e)   To reduce Employer matching contributions for
               the Plan Year: (Choose (1) or (2))
        [X ] (1) in which the forfeiture occurs.
        [   ]   (2)   immediately following the Plan Year in
                     which the forfeiture occurs.
     [   ]  (f) As Employer discretionary matching
                 contributions for the Plan Year in which forfeited,
                 except the Advisory Committee will not allocate these
                 forfeitures to the Highly Compensated Employees who
                 incurred the forfeitures.
     [   ]  (g) In accordance with Options (a) through (d),
                 whichever applies, except the Advisory Committee will not allocate these forfeitures under Option (a) or under Option (c)(3) to the Highly Compensated
                 Employees who incurred the forfeitures.

       3.06 ACCRUAL OF BENEFIT.
     Compensation taken into account. For the Plan Year in which the Employee first becomes a Participant, the Advisory
     Committee will determine the allocation of any cash or
     deferred contribution, designated qualified nonelective contribution or nonelective contribution by taking into account: (Choose (a) or (b))
     [   ]  (a) The Employee's Compensation for the entire Plan
                 Year.
     [X ] (b)   The Employee's Compensation for the portion of
               the Plan Year in which the Employee actually is a Participant in the Plan.
     Accrual Requirements. Subject to the suspension of accrual requirements of Section 3.06(E) of the Plan, to receive an allocation of cash or deferred contributions, matching contributions, designated qualified nonelective contributions, nonelective contributions and Participant forfeitures, if any, for the Plan Year, a Participant must satisfy the conditions described in the following elections: (Choose (c) or at least one of (d) through (f))
     [   ]  (c) Safe harbor rule. If the Participant is
                 employed by the Employer on the last day of the Plan Year, the Participant must complete at least one Hour of Service for that Plan Year. If the Participant is not employed by the Employer on the last day of the Plan Year, the Participant must complete at least 501 Hours of Service during the Plan Year.
     [X ] (d)   Hours of Service condition. The Participant
               must complete the following minimum number of Hours of Service during the Plan Year: (Choose at least one of
               (1) through (5))
     Applies to       [X ]  (1)  1,000 Hours of Service.
     nonelective      [   ] (2)  (Specify, but the number
                                 of Hours of Service may not exceed
                                 1,000)
     contributions and

               .
     QNECs only
        [   ]   (3)   No Hour of Service requirement if the
                     Participant terminates employment during the
                     Plan Year on account of: (Choose (i), (ii) or
                     (iii))
             [   ]    (i) Death.
             [   ]    (ii)  Disability.
             [   ]    (iii) Attainment of Normal Retirement
                           Age in the current Plan Year or in a
                           prior Plan Year.
        [   ]   (4)                   Hours of Service (not
                     exceeding 1,000) if the Participant terminates employment with the Employer during the Plan Year, subject to any election in Option (3).
        [   ]   (5)   No Hour of Service requirement for an
                     allocation of the following contributions:

                                                    .

     [X ] (e)   Employment condition. The Participant must be
               employed by the Employer on the last day of the Plan Year, irrespective of whether he satisfies any Hours of Service condition under Option (d), with the following exceptions: (Choose (1) or at least one of
               (2) through (5))
        [X ] (1) No exceptions.
        [   ]   (2)   Termination of employment because of
                     death.
        [   ]   (3)   Termination of employment because of
                     disability.
        [   ]   (4)   Termination of employment following
                     attainment of Normal Retirement Age.
        [   ]   (5)   No employment condition for the
                     following contributions:

                                                       .
     [   ]  (f) (Specify other conditions, if applicable):



                                                       .

     Suspension of Accrual Requirements. The suspension of accrual requirements of Section 3.06(E) of the Plan: (Choose (g), (h) or (i))
     [X ] (g)   Applies to the Employer's Plan.
     [   ]  (h) Does not apply to the Employer's Plan.
     [   ]  (i) Applies in modified form to the Employer's
                 Plan, as described in an addendum to this Adoption Agreement, numbered Section 3.06(E).
     Special accrual requirements for matching contributions. If the Plan allocates matching contributions on two or more allocation dates for a Plan Year, the Advisory Committee, unless otherwise specified in Option (l), will apply any Hours of Service condition by dividing the required Hours of Service on a prorata basis to the allocation periods included in that Plan Year. Furthermore, a Participant who satisfies the conditions described in this Adoption Agreement Section 3.06 will receive an allocation of matching contributions (and forfeitures treated as matching contributions) only if the Participant satisfies the following additional condition(s):
     (Choose (j) or at least one of (k) or (l))
     [X ] (j)   No additional conditions.
     [   ]  (k) The Participant is not a Highly Compensated
                 Employee for the Plan Year. This Option (k) applies to: (Choose (1) or (2))
        [   ]   (1)   All matching contributions.
        [   ]   (2)   Matching contributions described in
                     Option(s) __________ of Adoption Agreement
                     Section 3.01.
     [   ]  (l) (Specify)



                                              .

       3.15 MORE THAN ONE PLAN LIMITATION. If the provisions of
     Section 3.15 apply, the Excess Amount attributed to this Plan equals: (Choose (a), (b) or (c))
     [   ]  (a) The product of:
        (i) the total Excess Amount allocated as of such
             date (including any amount which the Advisory Committee would have allocated but for the limitations of Code 415), times
        (ii) the ratio of (1) the amount allocated to the Participant as of such date under this Plan divided by
             (2) the total amount allocated as of such date under all qualified defined contribution plans (determined without regard to the limitations of Code 415).
     [X ] (b)   The total Excess Amount.
     [   ]  (c) None of the Excess Amount.

       3.18 DEFINED BENEFIT PLAN LIMITATION.
     Application of limitation. The limitation under Section 3.18 of the Plan: (Choose (a) or (b))
     [   ]  (a) Does not apply to the Employer's Plan because
                 the Employer does not maintain and never has
                 maintained a defined benefit plan covering any Participant in this Plan.
     [X ] (b)   Applies to the Employer's Plan. To the extent
               necessary to satisfy the limitation under Section 3.18, the Employer will reduce: (Choose (1) or (2))
        [   ]   (1)   The Participant's projected annual
                     benefit under the defined benefit plan under which the Participant participates.
        [X ] (2) Its contribution or allocation on behalf of the Participant to the defined contribution plan under which the Participant participates and then, if necessary, the Participant's projected annual benefit under the defined benefit plan under which the Participant participates.

     [Note: If the Employer selects (a), the remaining options in this Section 3.18 do not apply to the Employer's Plan.]

     Coordination with top heavy minimum allocation. The Advisory Committee will apply the top heavy minimum allocation provisions of Section 3.04(B) of the Plan with the following modifications: (Choose (c) or at least one of (d) or (e))
     [X ] (c)   No modifications.
     [   ]  (d) For Non-Key Employees participating only in
                 this Plan, the top heavy minimum allocation is the
                 minimum allocation described in Section 3.04(B)
                 determined by substituting _________% (not less than
                 4%) for "3%," except: (Choose (i) or (ii))
        [   ]   (i)  No exceptions.
        [   ]   (ii) Plan Years in which the top heavy ratio
                     exceeds 90%.
     [   ]  (e) For Non-Key Employees also participating in the
                 defined benefit plan, the top heavy minimum is:
                 (Choose (1) or (2))
        [   ]   (1)   5% of Compensation (as determined under
                     Section 3.04(B) or the Plan) irrespective of
                     the contribution rate of any Key Employee,
                     except: (Choose (i) or (ii))
             [   ]    (i)  No exceptions.
             [   ]    (ii) Substituting "7 1/2%" for "5%" if the
                           top heavy ratio does not exceed 90%.
        [   ]   (2)   0%. [Note: The Employer may not select
                     this Option (2) unless the defined benefit plan satisfies the top heavy minimum benefit requirements of Code 416 for these Non-Key
                     Employees.]

     Actuarial Assumptions for Top Heavy Calculation. To determine the top heavy ratio, the Advisory Committee will use the following interest rate and mortality assumptions to value accrued benefits under a defined benefit plan:



                                          .

     If the elections under this Section 3.18 are not appropriate to satisfy the limitations of Section 3.18, or the top heavy requirements under Code 416, the Employer must provide the appropriate provisions in an addendum to this Adoption Agreement.

                        ARTICLE IV
                 PARTICIPANT CONTRIBUTIONS

       4.01 PARTICIPANT NONDEDUCTIBLE CONTRIBUTIONS. The Plan:
     (Choose (a) or (b); (c) is available only with (b))
     [X ] (a)   Does not permit Participant nondeductible
               contributions.
     [   ]  (b) Permits Participant nondeductible
                 contributions, pursuant to Section 14.04 of the Plan.
     [   ]  (c) The following portion of the Participant's
                 nondeductible contributions for the Plan Year are mandatory contributions under Option (i)(3) of
                 Adoption Agreement Section 3.01: (Choose (1) or (2))
        [   ]   (1)   The amount which is not less than:


                                              .
        [   ]   (2)   The amount which is not greater than:


                                              .

     N/A  Allocation dates. The Advisory Committee will allocate nondeductible contributions for each Plan Year as of the
     Accounting Date and the following additional allocation dates:
     (Choose (d) or (e))
     [   ]  (d) No other allocation dates.
     [   ]  (e) (Specify)


                                                                 .
     As of an allocation date, the Advisory Committee will credit all nondeductible contributions made for the relevant
     allocation period. Unless otherwise specified in (e), a nondeductible contribution relates to an allocation period only if actually made to the Trust no later than 30 days after that allocation period ends.
       4.05 PARTICIPANT CONTRIBUTION - WITHDRAWAL/DISTRIBUTION. Subject to the restrictions of Article VI, the following distribution options apply to a Participant's Mandatory Contributions Account, if any, prior to his Separation from
     Service: (Choose (a) or at least one of (b) through (d))
     [X ] (a)   No distribution options prior to Separation
               from Service.
     [   ]  (b) The same distribution options applicable to the
                 Deferral Contributions Account prior to the
                 Participant's Separation from Service, as elected in Adoption Agreement Section 6.03.
     [   ]  (c) Until he retires, the Participant has a
                 continuing election to receive all or any portion of his Mandatory Contributions Account if: (Choose (1) or at least one of (2) through (4))
        [   ]   (1)   No conditions.
        [   ]   (2)   The mandatory contributions have
                     accumulated for at least                 Plan
                     Years since the Plan Year for which
                     contributed.
        [   ]   (3)   The  Participant  suspends  making
                     nondeductible  contributions  for  a  period of
                                               months.
        [   ]   (4)   (Specify)



                                                             .

     [   ]  (d) (Specify)



                                              .

                         ARTICLE V
       TERMINATION OF SERVICE - PARTICIPANT VESTING
       5.01 NORMAL RETIREMENT. Normal Retirement Age under the
     Plan is: (Choose (a) or (b))
     [X ] (a)    65                              [State age, but
     may not exceed age 65].

     [   ]  (b) The later of the date the Participant attains
                                               (_____) years of age or
                 the                                 (_____)
                 anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan. [The age selected may not exceed age 65 and the anniversary selected may not exceed the 5th.]
       5.02 PARTICIPANT DEATH OR DISABILITY. The 100% vesting
     rule under Section 5.02 of the Plan: (Choose (a) or choose one or both of (b) and (c))
     [   ]  (a) Does not apply.
     [X ] (b)   Applies to death.
     [X ] (c)   Applies to disability.

       5.03 VESTING SCHEDULE.
     Deferral Contributions Account/Qualified Matching
     Contributions Account/Qualified Nonelective Contributions Account/Mandatory Contributions Account. A Participant has a 100% Nonforfeitable interest at all times in his Deferral Contributions Account, his Qualified Matching Contributions Account, his Qualified Nonelective Contributions Account and
     in his Mandatory Contributions Account.
     Regular Matching Contributions Account/Employer Contributions Account. With respect to a Participant's Regular Matching Contributions Account and Employer Contributions Account, the Employer elects the following vesting schedule: (Choose (a) or
     (b); (c) and (d) are available only as additional options)
     [   ]  (a)  Immediate vesting. 100% Nonforfeitable at all
                 times. [Note: The Employer must elect Option (a) if the eligibility conditions under Adoption Agreement
                 Section 2.01(c) require 2 years of service or more than 12 months of employment.]

     [X ] (b)   Graduated Vesting Schedules.
                                           Top Heavy Schedule
                                    (Mandatory)

            Years of                          Nonforfeitable
            Service                             Percentage

          Less than 1
     0%
                1
     0%
               2
     0%
               3
     100%
               4
     100%
               5
     100%
               6 or more
               100%                    Non Top Heavy Schedule
                         (Optional)

            Years of                          Nonforfeitable
            Service                             Percentage

          Less than 1                     0%
               1                     0%
               2                     0%
               3                     0%
               4                     0%
               5                     100%
               6                     100%
                    7 or more                100%
     [   ]  (c) Special vesting election for Regular Matching
                 Contributions Account. In lieu of the election under Options (a) or (b), the Employer elects the following vesting schedule for a Participant's Regular Matching Contributions Account: (Choose (1) or (2))
        [   ]   (1)   100% Nonforfeitable at all times.
        [   ]   (2)   In accordance with the vesting schedule
                     described in the addendum to this Adoption
                     Agreement, numbered 5.03(c). [Note: If the
                     Employer elects this Option (c)(2), the
                     addendum must designate the applicable vesting schedule(s) using the same format as used in Option (b).]
     [Note: Under Options (b) and (c)(2), the Employer must
     complete a Top Heavy Schedule which satisfies Code 416. The Employer, at its option, may complete a Non Top Heavy
     Schedule. The Non Top Heavy Schedule must satisfy Code
     411(a)(2). Also see Section 7.05 of the Plan.]
     [X ] (d)   The Top Heavy Schedule under Option (b) (and,
               if applicable, under Option (c)(2)) applies: (Choose
               (1) or (2))
        [X ] (1) Only in a Plan Year for which the Plan is top heavy.

        [   ]   (2)   In the Plan Year for which the Plan
                     first is top heavy and then in all subsequent Plan Years. [Note: The Employer may not elect Option (d) unless it has completed a Non Top
                     Heavy Schedule.]

     Minimum vesting. (Choose (e) or (f))
     [X ] (e)   The Plan does not apply a minimum vesting rule.
     [   ]  (f) A  Participant's  Nonforfeitable  Accrued
                 Benefit  will  never  be  less  than  the lesser of $
                                     or his entire Accrued Benefit,
                 even if the application of a graduated vesting schedule under Options (b) or (c) would result in a smaller Nonforfeitable Accrued Benefit.

     N/A  Life Insurance Investments. The Participant's Accrued
     Benefit attributable to insurance contracts purchased on his behalf under Article XI is: (Choose (g) or (h))
     [   ]  (g) Subject to the vesting election under Options
                 (a), (b) or (c).
     [   ]  (h) 100% Nonforfeitable at all times, irrespective
                 of the vesting election under Options (b) or (c)(2).

        5.04 CASH-OUT DISTRIBUTIONS TO PARTIALLY-VESTED PARTICIPANTS/ RESTORATION OF FORFEITED ACCRUED BENEFIT. The deemed cash-out rule described in Section 5.04(C) of the Plan:
     (Choose (a) or (b))
     [   ]  (a) Does not apply.
     [X ] (b)   Will apply to determine the timing of
               forfeitures for 0% vested Participants. A Participant is not a 0% vested Participant if he has a Deferral Contributions Account.

        5.06 YEAR OF SERVICE - VESTING.
     Vesting computation period. The Plan measures a Year of
     Service on the basis of the following 12 consecutive month periods: (Choose (a) or (b))
     [X ] (a)   Plan Years.
     [   ]  (b) Employment Years. An Employment Year is the 12
                 consecutive month period measured from the Employee's Employment Commencement Date and each successive 12 consecutive month period measured from each anniversary of that Employment Commencement Date.

     Hours of Service. The minimum number of Hours of Service an Employee must complete during a vesting computation period to receive credit for a Year of Service is: (Choose (c) or (d))
     [X ] (c)   1,000 Hours of Service.
     [   ]  (d)                Hours of Service. [Note: The
                 Hours of Service requirement may not exceed 1,000.]

        5.08 INCLUDED YEARS OF SERVICE - VESTING. The Employer specifically excludes the following Years of Service: (Choose
     (a) or at least one of (b) through (e))
     [   ]  (a) None other than as specified in Section 5.08(a)
     of the Plan.
     [   ]  (b) Any Year of Service before the Participant
                 attained the age of                        (_____).
                 [Note: The age selected may not exceed age 18.]
     [   ]  (c) Any Year of Service during the period the
                 Employer did not maintain this Plan or a predecessor
                 plan.
     [X ] (d)   Any Year of Service before a Break in Service
               if the number of consecutive Breaks in Service equals or exceeds the greater of 5 or the aggregate number of the Years of Service prior to the Break. This exception applies only if the Participant is 0% vested in his Accrued Benefit derived from Employer contributions at the time he has a Break in Service. Furthermore, the aggregate number of Years of Service before a Break in Service do not include any Years of Service not required to be taken into account under this exception by reason of any prior Break in Service.

     [   ]  (e) Any Year of Service earned prior to the
                 effective date of ERISA if the Plan would have disregarded that Year of Service on account of an Employee's Separation from Service under a Plan provision in effect and adopted before January 1, 1974.

                        ARTICLE VI
          TIME AND METHOD OF PAYMENTS OF BENEFITS

     Code 411(d)(6) Protected Benefits. The elections under this
     Article VI may not eliminate Code 411(d)(6) protected benefits. To the extent the elections would eliminate a Code 411(d)(6) protected benefit, see Section 13.02 of the Plan. Furthermore, if the elections liberalize the optional forms of benefit under the Plan, the more liberal options apply on the later of the adoption date or the Effective Date of this Adoption Agreement.

        6.01 TIME OF PAYMENT OF ACCRUED BENEFIT.
     Distribution date. A distribution date under the Plan means as soon as practical after the 90th day following the participant's termination of employment unless the participant has reached his Normal Retirement Age or age 55 with 10 years of service in which case the distribution date shall be as soon as practical following Separation from Service.
                                       . [Note: The Employer must
     specify the appropriate date(s). The specified distribution dates primarily establish annuity starting dates and the notice and consent periods prescribed by the Plan. The Plan allows the Trustee an administratively practicable period of time to make the actual distribution relating to a particular distribution date.]

     Nonforfeitable Accrued Benefit Not Exceeding $3,500. Subject
     to the limitations of Section 6.01(A)(1), the distribution date for distribution of a Nonforfeitable Accrued Benefit not exceeding $3,500 is: (Choose (a), (b), (c), (d) or (e))
     [   ]  (a)
                         of the
                           Plan Year beginning after the Participant's
                 Separation from Service.
     [X ] (b)   As soon as practical after the 90th day
                                                       following the
               Participant's Separation from Service.
     [   ]  (c)
                                  of the Plan Year after the
                 Participant incurs                       Break(s) in
                 Service (as defined in Article V).
     [   ]  (d)
                                              following the
                 Participant's attainment of Normal Retirement Age, but not earlier than days following his
                 Separation from Service.
     [X ] (e)   (Specify) If the participant has reached Normal
               Retirement Age, or has reached age 55 with 10 years of service, his distribution date shall be as soon as practical after Separation from Service.

     Nonforfeitable Accrued Benefit Exceeds $3,500. See the elections under Section 6.03.

     Disability. The distribution date, subject to Section 6.01(A)(3), is: (Choose (f), (g) or (h))
     [X ] (f)   As soon as practical
                                           after the Participant
               terminates employment because of disability.
     [   ]  (g) The same as if the Participant had terminated
                 employment without disability.
     [   ]  (h) (Specify)

                                     .
     Hardship. (Choose (i) or (j))
     [X ] (i)   The Plan does not permit a hardship
               distribution to a Participant who has separated from
               Service.
     [   ]  (j) The Plan permits a hardship distribution to a
                 Participant who has separated from Service in accordance with the hardship distribution policy stated in: (Choose (1), (2) or (3))
        [   ]   (1)   Section 6.01(A)(4) of the Plan.

        [   ]   (2)   Section 14.11 of the Plan.
        [   ]   (3)   The addendum to this Adoption Agreement,
                     numbered Section 6.01.

     N/A  Default on a Loan. If a Participant or Beneficiary
     defaults on a loan made pursuant to a loan policy adopted by the Advisory Committee pursuant to Section 9.04, the Plan:
     (Choose (k), (l) or (m))
     [   ]  (k) Treats the default as a distributable event.
                 The Trustee, at the time of the default, will reduce the Participant's Nonforfeitable Accrued Benefit by the lesser of the amount in default (plus accrued interest) or the Plan's security interest in that Nonforfeitable Accrued Benefit. To the extent the loan is attributable to the Participant's Deferral Contributions Account, Qualified Matching Contributions Account or Qualified Nonelective Contributions Account, the Trustee will not reduce the Participant's Nonforfeitable Accrued Benefit unless the Participant has separated from Service or unless the Participant has attained age 59 1/2.
     [   ]  (l) Does not treat the default as a distributable
                 event. When an otherwise distributable event first occurs pursuant to Section 6.01 or Section 6.03 of the Plan, the Trustee will reduce the Participant's Nonforfeitable Accrued Benefit by the lesser of the amount in default (plus accrued interest) or the Plan's security interest in that Nonforfeitable Accrued Benefit.

     [   ]  (m) (Specify)



                                            .

        6.02 METHOD OF PAYMENT OF ACCRUED BENEFIT. The Advisory Committee will apply Section 6.02 of the Plan with the following modifications: (Choose (a) or at least one of (b),
     (c), (d) and (e))
     [X ] (a)   No modifications.
     [   ]  (b) Except as required under Section 6.01 of the
                 Plan, a lump sum distribution is not available:




                           .
     [X ] (c)   An installment distribution: (Choose (1) or at
               least one of (2) or (3))
        [X ] (1) Is not available under the Plan.
        [   ]   (2)   May not exceed the lesser of
                                            years or the maximum
                     period permitted under Section 6.02.
        [   ]   (3)   (Specify)




                        .

     [X ] (d)   The Plan permits the following annuity options:
               none


               .
          Any Participant who elects a life annuity option is subject to the requirements of Sections 6.04(A), (B),
               (C) and (D) of the Plan. See Section 6.04(E). [Note:
               The Employer may specify additional annuity options in an addendum to this Adoption Agreement, numbered 6.02(d).]

     [   ]  (e) If the Plan invests in qualifying Employer
                 securities, as described in Section 10.03(F), a Participant eligible to elect distribution under
                 Section 6.03 may elect to receive that distribution in Employer securities only in accordance with the provisions of the addendum to this Adoption Agreement, numbered 6.02(e).

        6.03 BENEFIT PAYMENT ELECTIONS.
     Participant Elections After Separation from Service. A
     Participant who is eligible to make distribution elections under Section 6.03 of the Plan may elect to commence distribution of his Nonforfeitable Accrued Benefit: (Choose at least one of (a) through (c))

     [   ]  (a) As of any distribution date, but not earlier
                 than
                                                         of the
                                                                   Plan
                 Year beginning after the Participant's Separation from Service.

     [X ] (b)   As of the following date(s): (Choose at least
               one of Options (1) through (6))
        [   ]   (1)   Any distribution date after the close of
                     the Plan Year in which the Participant attains Normal Retirement Age.

        [X ] (2) Any distribution date following his Separation from Service with the Employer.

        [   ]   (3)   Any distribution date in the
                                                            Plan
                     Year(s) beginning after his Separation from Service.

        [   ]   (4)   Any  distribution  date  in  the  Plan
                     Year  after  the  Participant incurs
                     ____________________ Break(s) in Service (as
                     defined in Article V).

        [   ]   (5)   Any distribution date following
                     attainment of age              and completion
                     of at least                             Years
                     of Service (as defined in Article V).
        [   ]   (6)   (Specify)




                        .

     [   ]  (c) (Specify)



                                              .

        The distribution events described in the election(s) made under Options (a), (b) or (c) apply equally to all Accounts maintained for the Participant unless otherwise specified in Option (c).

     Participant Elections Prior to Separation from Service - Regular Matching Contributions Account and Employer Contributions Account. Subject to the restrictions of Article VI, the following distribution options apply to a Participant's Regular Matching Contributions Account and Employer Contributions Account prior to his Separation from
     Service: (Choose (d) or at least one of (e) through (h))

     [X ] (d)   No distribution options prior to Separation
                     from Service.

     [   ]  (e) Attainment of Specified Age. Until he retires,
                 the Participant has a continuing election to receive all or any portion of his Nonforfeitable interest in these Accounts after he attains: (Choose (1) or (2))
        [   ]   (1)   Normal Retirement Age.
        [   ]   (2)
                     years of age and is at least __________% vested in these Accounts. [Note: If the percentage is less than 100%, see the special vesting formula in Section 5.03.]

     [   ]  (f) After a Participant has participated in the
                 Plan for a period of not less than ______ years and he is 100% vested in these Accounts, until he retires, the Participant has a continuing election to receive all or any portion of the Accounts. [Note: The number in the blank space may not be less than 5.]

     [   ]  (g) Hardship. A Participant may elect a hardship
                 distribution prior to his Separation from Service in accordance with the hardship distribution policy:
                 (Choose (1), (2) or (3); (4) is available only as an additional option)

        [   ]   (1)   Under Section 6.01(A)(4) of the Plan.

        [   ]   (2)   Under Section 14.11 of the Plan.

        [   ]   (3)   Provided in the addendum to this
                     Adoption Agreement, numbered Section 6.03.

        [   ]   (4)   In no event may a Participant receive a
                     hardship distribution before he is at least
                     _________% vested in these Accounts. [Note: If the percentage in the blank is less than 100%, see the special vesting formula in Section 5.03.]

     [   ]  (h) (Specify)



                                             .

     [Note: The Employer may use an addendum, numbered 6.03, to provide additional language authorized by Options (b)(6), (c),
     (g)(3) or (h) of this Adoption Agreement Section 6.03.]

     Participant Elections Prior to Separation from Service - Deferral Contributions Account, Qualified Matching Contributions Account and Qualified Nonelective Contributions Account. Subject to the restrictions of Article VI, the following distribution options apply to a Participant's Deferral Contributions Account, Qualified Matching Contributions Account and Qualified Nonelective Contributions Account prior to his Separation from Service: (Choose (i) or at least one of (j) through (l))

     [   ]  (i) No distribution options prior to Separation
                 from Service.

     [   ]  (j) Until he retires, the Participant has a
                 continuing election to receive all or any portion of these Accounts after he attains: (Choose (1) or (2))

        [   ]   (1)   The later of Normal Retirement Age or
                     age 59 1/2.

        [   ]   (2)   Age                                (at
                     least 59 1/2).

     [X ] (k)   Hardship. A Participant, prior to this
               Separation from Service, may elect a hardship distribution from his Deferral Contributions Account in accordance with the hardship distribution policy under Section 14.11 of the Plan.

     [   ]  (l) (Specify)


                                . [Note: Option (l) may not permit in
                 service distributions prior to age 59 1/2 (other than hardship) and may not modify the hardship policy described in Section 14.11.]

     Sale of trade or business/subsidiary. If the Employer sells substantially all of the assets (within the meaning of Code 409(d)(2)) used in a trade or business or sells a subsidiary (within the meaning of Code 409(d)(3)), a Participant who continues employment with the acquiring corporation is eligible for distribution from his Deferral Contributions Account, Qualified Matching Contributions Account and Qualified Nonelective Contributions Account: (Choose (m) or
     (n))

     [X ] (m)   Only as described in this Adoption Agreement
               Section 6.03 for distributions prior to Separation from Service.

     [   ]  (n) As if he has a Separation from Service. After
                 March 31, 1988, a distribution authorized solely by reason of this Option (n) must constitute a lump sum distribution, determined in a manner consistent with Code 401(k)(10) and the applicable Treasury regulations.

        6.04 ANNUITY DISTRIBUTIONS TO PARTICIPANTS AND SURVIVING
     SPOUSES. The annuity distribution requirements of
     Section 6.04: (Choose (a) or (b))
     [X ] (a)   Apply only to a Participant described in
               Section 6.04(E) of the Plan (relating to the profit sharing exception to the joint and survivor requirements).
     [   ]  (b) Apply to all Participants.


                         ARTICLE IX
     ADVISORY COMMITTEE - DUTIES WITH RESPECT TO PARTICIPANTS'
     ACCOUNTS

        9.10 VALUE OF PARTICIPANT'S ACCRUED BENEFIT. If a distribution (other than a distribution from a segregated Account and other than a corrective distribution described in Sections 14.07, 14.08, 14.09 or 14.10 of the Plan) occurs more than 90 days after the most recent valuation date, the distribution will include interest at: (Choose (a), (b) or
     (c))
     [X ] (a)      0    % per annum. [Note: The percentage may
               equal 0%.]
     [   ]  (b) The 90 day Treasury bill rate in effect at the
     beginning of the current valuation period.
     [   ]  (c) (Specify)
                                                      .

        9.11 ALLOCATION AND DISTRIBUTION OF NET INCOME GAIN OR
     LOSS. Pursuant to Section 14.12, to determine the allocation of net income, gain or loss: (Complete only those items, if any, which are applicable to the Employer's Plan)
     [X ] (a)   For salary reduction contributions, the
               Advisory Committee will: (Choose (1), (2), (3), (4) or
               (5))
        [X ] (1) Apply Section 9.11 without modification.
        [   ]   (2)   Use the segregated account approach
                     described in Section 14.12.
        [   ]   (3)   Use  the  weighted  average  method
                     described  in  Section  14.12,  based  on  a
                                                     weighting
                     period.
        [   ]   (4)   Treat as part of the relevant Account at
                     the beginning of the valuation period
                     __________% of the salary reduction
                     contributions: (Choose (i) or (ii))
            [   ]     (i)   made during that valuation period.
            [   ]     (ii)  made by the following specified
                           time:

                                                     .
        [   ]   (5)   Apply the allocation method described in
                     the addendum to this Adoption Agreement
                     numbered 9.11(a).

     [X ] (b)   For matching contributions, the Advisory
               Committee will: (Choose (1), (2), (3) or (4))

        [X ] (1) Apply Section 9.11 without modification.
        [   ]   (2)   Use  the  weighted  average  method
                     described  in  Section  14.12,  based  on  a
                                                     weighting
                     period.
        [   ]   (3)   Treat as part of the relevant Account at
                     the beginning of the valuation period
                     __________% of the matching contributions
                     allocated during the valuation period.
        [   ]   (4)   Apply the allocation method described in
                     the addendum to this Adoption Agreement
                     numbered 9.11(b).

     N/A  [   ] (c)   For Participant nondeductible
                     contributions, the Advisory Committee will:
                     (Choose (1), (2), (3), (4) or (5))
        [   ]   (1)   Apply Section 9.11 without modification.

        [   ]   (2)   Use the segregated account approach
                     described in Section 14.12.

        [   ]   (3)   Use  the  weighted  average  method
                     described  in  Section  14.12,  based  on  a
                                                      weighting
                     period.

        [   ]   (4)   Treat as part of the relevant Account at
                     the beginning of the valuation period
                     __________% of the Participant nondeductible
                     contributions: (Choose (i) or (ii))
            [   ]     (i)   made during that valuation period.
            [   ]     (ii)  made by the following specified
                           time:

                                                     .

        [   ]   (5)   Apply the allocation method described in
                     the addendum to this Adoption Agreement
                     numbered 9.11(c).

                         ARTICLE X
          TRUSTEE AND CUSTODIAN, POWERS AND DUTIES
        10.03 INVESTMENT POWERS. Pursuant to Section 10.03[F] of the Plan, the aggregate investments in qualifying Employer securities and in qualifying Employer real property: (Choose
     (a) or (b))
     [X ] (a)   May not exceed 10% of Plan assets.
     [   ]  (b) May not exceed _______% of Plan assets. [Note:
                 The percentage may not exceed 100%.]

        10.14   VALUATION OF TRUST. In addition to each
     Accounting Date, the Trustee must value the Trust Fund on the following valuation date(s): (Choose (a) or (b))
     [X ] (a)   No other mandatory valuation dates.

     [   ]  (b) (Specify)



                             .

                   EFFECTIVE DATE ADDENDUM
                   (Restated Plans Only)

        The Employer must complete this addendum only if the restated Effective Date specified in Adoption Agreement
     Section 1.18 is different than the restated effective date for at least one of the provisions listed in this addendum. In lieu of the restated Effective Date in Adoption Agreement
     Section 1.18, the following special effective dates apply:
     (Choose whichever elections apply)

     [   ]  (a) Compensation definition. The Compensation
                 definition of Section 1.12 (other than the $200,000 limitation) is effective for Plan Years beginning
                 after                       . [Note: May not be
                 effective later than the first day of the first Plan Year beginning after the Employer executes this Adoption Agreement to restate the Plan for the Tax Reform Act of 1986, if applicable.]

     [   ]  (b) Eligibility conditions. The eligibility
                 conditions specified in Adoption Agreement Section
                 2.01 are effective for Plan Years beginning after
                                                                   .

     [   ]  (c) Suspension of Years of Service. The suspension
                 of Years of Service rule elected under Adoption
                 Agreement Section 2.03 is effective for Plan Years beginning after
                  .

     [   ]  (d) Contribution/allocation formula. The
                 contribution formula elected under Adoption Agreement
                 Section 3.01 and the method of allocation elected under Adoption Agreement Section 3.04 is effective for Plan Years beginning after
                                        .

     [   ]  (e) Accrual requirements. The accrual requirements
                 of Section 3.06 are effective for Plan Years beginning
                 after
                                                              .

     [   ]  (f) Employment condition. The employment condition
                 of Section 3.06 is effective for Plan Years beginning
                 after
                                                         .

     [   ]  (g) Elimination of Net Profits. The requirement for
                 the Employer not to have net profits to contribute to this Plan is effective for Plan Years beginning after
                                                     . [Note: The date
                 specified may not be earlier than December 31, 1985.]

     [   ]  (h) Vesting Schedule. The vesting schedule elected
                 under Adoption Agreement Section 5.03 is effective for Plan Years beginning after
                                                        .

     [   ]  (i) Allocation of Earnings. The special allocation
                 provisions elected under Adoption Agreement Section
                 9.11 are effective for Plan Years beginning after
                                              .

     [   ]  (j) (Specify)



                                             .

        For Plan Years prior to the special Effective Date, the
     terms of the Plan prior to its restatement under this Adoption Agreement will control for purposes of the designated provisions. A special Effective Date may not result in the delay of a Plan provision beyond the permissible Effective
          Date under any applicable law requirements.     Execution Page

        The Trustee (and Custodian, if applicable), by executing this Adoption Agreement, accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee (or Custodian) under the Prototype Plan and Trust. The Employer hereby agrees to the provisions of this Plan and Trust, and in witness of its agreement, the Employer by its duly authorized officers, has executed this Adoption Agreement, and the Trustee (and Custodian, if applicable)
     signified its acceptance, on this           day of
     September     ,
     19   95  .


     Name and EIN of Employer:    Steel Technologies Inc.
     EIN: 61-0712014



     Signed:



     Name(s) of Trustee: The Charles Schwab Trust Company

     Signed:






     Name of Custodian:


     Signed:




     [Note: A Trustee is mandatory, but a Custodian is optional.
     See Section 10.03 of the Plan.]


     Plan Number. The 3-digit plan number the Employer assigns to this Plan for ERISA reporting purposes (Form 5500 Series) is:
          002                                                  .


     Use of Adoption Agreement. Failure to complete properly the elections in this Adoption Agreement may result in disqualification of the Employer's Plan. The 3-digit number assigned to this Adoption Agreement (see page 1) is solely for the Regional Prototype Plan Sponsor's recordkeeping purposes and does not necessarily correspond to the plan number the Employer designated in the prior paragraph.


     Reliance on Notification Letter. The Employer may not rely on the Regional Prototype Plan Sponsor's notification letter covering this Adoption Agreement. For reliance on the Plan's qualification, the Employer must obtain a determination letter from the applicable IRS Key District office.

            PARTICIPATION AGREEMENT
     For Participation by Related Group Members (Plan Section
     1.30)

        The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.03 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by

                         , the Signatory Employer to the Execution
     Page of the Adoption Agreement.

        1.  The Effective Date of the undersigned Employer's
     participation in the designated Plan is:
                         .

        2.  The undersigned Employer's adoption of this Plan
     constitutes:
     [   ]  (a) The adoption of a new plan by the Participating
                 Employer.
     [   ]  (b) The adoption of an amendment and restatement of
                 a plan currently maintained by the Employer, identified as


                       , and having an original effective date of
                                                           .

          Dated this _____ day of ______________________ ,
     19___.

                            Name of Participating Employer:






                            Signed:


                            Participating Employer's EIN:


     Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

                            Name of Signatory Employer:




     Accepted:__________________
            [Date]               Signed:


                            Name(s) of Trustee:



       Accepted:___________________
            [Date]
                            Signed:


     [Note: Each Participating Employer must execute a separate
     Participation Agreement. See the Execution Page of the
     Adoption Agreement for important Prototype Plan information.]

     AGREE/stetd